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                                                                 EXHIBIT 10.10

                                      DEBT

                            SUBORDINATION AGREEMENT

     This subordination agreement (this "Agreement"), dated as of September 28, 1996, is entered into by and between The Huntington National Bank and Michael Polselli.

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the loans, leases, advances, commitments to issue letters of credit and/or bankers acceptances, discounts, renewals or extensions now or hereafter made by The Huntington National Bank, its successors and assigns (the "Senior Creditor"), directly or indirectly, to or for the benefit of L D M Industries Inc. (the "Debtor"), the undersigned, Michael Polselli on behalf of the undersigned and the undersigned's heirs, executors, administrators, successors and assigns (the "Subordinated Creditor"), agrees with Senior Creditor as follows:

     1. Description of Subordinated Debt. Subordinated Creditor represents and warrants to Senior Creditor that (a) Debtor is indebted to Subordinated Creditor in the principal sum of $3,000,000.00, evidenced by a certain promissory note from Debtor dated as of September 28, 1996, which is attached to this Agreement as Exhibit A (the "Subordinated Note"); (b) Subordinated Creditor holds no collateral, guarantees, assurances, or security for the Subordinated Debt; (c) the Subordinated Debt has not been subordinated in favor of or sold, assigned, pledged or otherwise transferred or encumbered, in whole or in part, to any other person, entity or corporation; and (d) Subordinated Creditor has the full right, power and authority to enter into this Agreement.

     2. Subordination. Subordinated Creditor hereby subordinates all indebtedness, obligations, and liabilities now or hereafter owing by Debtor to Subordinated Creditor, including without limitation, all principal, interest, fees, expenses, and other charges owed under the Subordinated Note (the "Subordinated Debt"), to the payment of any and all indebtedness, obligations and liabilities now or hereafter owing by Debtor to Senior Creditor, plus all principal, interest, fees, expenses, and other charges accruing on such principal sum (the "Senior Debt"), to the extent and in the manner set forth below, and Subordinated Creditor agrees not to demand, accept or receive, directly or indirectly, any payment or repayment of principal, interest or other amount on the Subordinated Debt, or from any property of Debtor or guarantor or any third party, in violation of the terms hereof. Nothing contained in this Agreement shall be construed to constitute consent or acquiescence in the granting of any security interest, lien, mortgage, assignment, pledge, chattel mortgage, guaranty, surety, hypothecation or any other property or security for the Subordinated Debt by Debtor.

        (a) Permitted Payments. Subject to the provisions of paragraphs 2(b) and 2(c) below, the Debtor may pay to Subordinated Creditor the following payments (the "Permitted Payments" or a "Permitted Payment"): (1) accrued interest at a rate not to exceed 6 1/2% per annum may be paid on the Subordinated Note, on a monthly basis; and (2) monthly payments of principal to the extent of $90,000 per month may be paid on the Subordinated Note, (3) no prepayment of
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interest or principal or other distribution of any kind shall be made pursuant to the Subordinated Note.

               (b) No Payments Upon Default. No amount, including, without limitation, the Permitted Payments, shall be paid by Debtor or accepted by Subordinated Creditor, whether in cash, property, securities or otherwise, in respect of the Subordinated Debt, if (i) there exists, or would exist after giving effect to such proposed payment, any "Event of Default" or default as defined or provided in any loan and security agreement, loan agreement, promissory note or other agreement of Debtor with Senior Creditor (a "Default") and (ii) Subordinated Creditor shall (A) have received written notice of such Default or (B) have knowledge of a Default under the Senior Debt. Subordinated Creditor acknowledges and agrees that a "default" or "event of default" under the terms of the Subordinated Debt shall automatically constitute a Default (and Subordinated Creditor's knowledge of the same) under the Senior Debt; provided, however, that notwithstanding the foregoing restrictions, Subordinated Creditor may receive any payment which was suspended hereunder upon the earlier of (i) the cure by Debtor, acknowledged by the Senior Creditor in writing or written waiver by Senior Creditor of the then existing Defaults, or (ii) the payment in full in cash of Senior Debt and the irrevocable termination of the loan documents relating thereto.

               (c) No Payments Upon Bankruptcy, etc. In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization, sale or transfer of any material asset or interest in Debtor, or other similar proceedings or transactions in connection therewith, relative to Debtor, to its creditors, or to its properties, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Debtor, whether or not involving insolvency or bankruptcy, Senior Creditor shall be entitled to receive payment in full of the Senior Debt, including, without limitation, interest, fees, or expenses accruing subsequent to the filing of a petition in any such insolvency or bankruptcy proceeding, notwithstanding any law, rule or regulation that would otherwise limit Senior Creditor's right to receive such "post-petition" interest, fees, or expenses before subordinated creditor is entitled to receive any payment of the Subordinated Debt, and Senior Creditor shall be entitled to receive for application in payment thereof any payment, distribution, or dividend of any kind or character, whether in cash or property or securities, which be payable or deliverable in any such proceedings in respect of the Subordinated Debt, except securities which are subordinate and junior in right of payment to the payment of all the Senior Debt then outstanding.

        3. Legend. Subordinated Creditor shall cause all promissory notes and other instruments and agreements evidencing any Subordinated Debt to bear an appropriate legend referring to this Agreement and reciting that the payment of the Subordinated Debt evidenced thereby is subject to the provisions hereof, and agrees to cause any extension of any such instrument to bear such legend.

        4. Turnover of Payments. If, prior to the satisfaction of the Senior Debt, Subordinated Creditor receives from any source whatsoever including, but not limited to, receipt resulting from the exercise by any court of its legal or equitable powers, any payment (except for a Permitted

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Payment) with respect to any of the Subordinated Debt, Subordinated Creditor
shall forthwith deliver such payment to Senior Creditor, in precisely the form received, expect for Subordinated Creditor's indorsement when necessary, for application on account of the Senior Debt, and until so delivered, such payment or security shall be held in trust by Subordinated Creditor as the property of Senior Creditor. In the event of the failure of any Subordinated Creditor to indorse any instrument for the payment of money so received by such Subordinated Creditor, Senior Creditor is irrevocably appointed attorney for such Subordinated Creditor with full power to make such indorsement and with full power of substitution.

        5. Standstill. Subordinated Creditor agrees for the benefit of the holder of the Senior Debt that, so long as any part of the Senior Debt remains outstanding, Subordinated Creditor will not prior to the earlier of (i) 180 days after providing written notice to Senior Creditor of a payment default under the terms of the Subordinated Debt, which is not thereafter cured or waived by Subordinated Creditor, or (ii) the acceleration of the maturity of the Senior Debt (a) take any action to accelerate, demand the payment of, or recover any amount due under the Subordinated Debt or to exercise any remedies with respect thereto; or (b) take any action or exercise any remedies against the Debtor or any guarantor or against any property of the Debtor, such guarantor, or third party which is subject to an security interests, liens, mortgages, assignments, pledges, chattel mortgages, guarantees, sureties, hypothecations, subordinations, or any other property or security, whether now existing or acquired thereafter, held by or in favor of Senior Creditor to secure or assure the payment of the Senior Debt (collectively the "Senior Collateral"), or (c) delay, impede or otherwise interfere with the efforts of Senior Creditor in connection with the realization of the Senior Collateral, or application of the proceeds thereof.

        6. Mutual Consent. Notwithstanding any provision in any promissory notes, security agreements, mortgages, financing statements and other instruments and agreements evidencing any Senior Debt, the Senior Creditor hereby consents to the Debtor incurring the Subordinated Debt. Notwithstanding any provision in any promissory notes and other instruments and agreements evidencing any Subordinated Debt, the Subordinated Creditor hereby consents to the Debtor incurring the Senior Debt.

        7. No Waiver. No action which Senior Creditor, or Debtor with the consent of Senior Creditor, may take or refrain from taking with respect to any Senior Debt, or any note or notes representing the same, or any Senior Collateral therefor, including a waiver or release thereof, or any agreement or agreements (including guaranties) in connection therewith, shall affect this Agreement or the obligations of Subordinated Creditor hereunder. Without limitation, the subordination of Subordinated Creditor shall in no way be affected or impaired by, and Subordinated Creditor hereby irrevocably consents to: (a) any amendment, restatement, alteration, extension, renewal, waiver, indulgence or other modification of the documents evidencing the Senior Debt;
(b) any settlement or compromise, in connection with the Senior Debt; (c) any substitution, exchange release or other disposition of all or any part of the Senior Debt or the Senior Collateral; (d) any failure, delay, neglect, act or omission by the Senior Creditor to act in connection with the Senior Debt or the Senior Collateral; or (e) any advance for the purpose of performing or curing any term or covenant





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contained in the documents or agreements evidencing the Senior Debt to which
Debtor shall be or would otherwise be in default. The obligations and agreements of the Subordinated Creditor shall be unconditional and continuing, notwithstanding any defect in the genuineness, validity, regularity or enforceability of the documents or agreements evidencing the Senior Debt or the Senior Collateral or any other circumstances whether or not referred to herein, which might otherwise constitute a legal or equitable discharge or a defense of the Subordinated Creditor.

    8. No Interference. In the event of forbearance or workout arrangements, or any insolvency or bankruptcy proceedings relative to Debtor, Subordinated Creditor agrees that it will fully cooperate with Senior Creditor and will not take any action to delay, impede, oppose, or otherwise interfere with efforts or actions taken by Senior Creditor with respect to any actions, proceedings, motions, orders, agreements or other matters arising in or related to such insolvency or bankruptcy proceedings, including but not limited to, any actions, proceedings, motions, orders, agreements or other matters relating to relief from any automatic stay provisions, abandonment of property, use of cash collateral, sale of the Senior Collateral free and clear of liens, the recovery of fees and expenses in connection with such proceedings, the voting on any plan of reorganization either with respect to a claim in respect of the Senior Debt or the Subordinated Debt, filing and prosecution of claims, or making any election permitted by the Bankruptcy Code, Title 11, United States Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code") or otherwise.

    9. Bankruptcy Claims. Subordinated Creditor waives any claim that it may now or hereafter have against the Senior Creditor arising out of any proceeding instituted under Chapter 11 of the Bankruptcy Code related to the Senior Creditor's election of the application of Section 1111(b)(2) of the Bankruptcy Code and/or Senior Creditor's right to adequate protection in connection with any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by Debtor as debtor in possession. To the extent that the Senior Creditor receives payments on, or proceeds of the Senior Collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal laws, common law or equitable cause, then, to the extent of such payment or proceeds received, the Senior Debt, or part thereof, intended to be satisfied shall be revived and the Senior Creditor's security interest in the Senior Collateral shall continue in full force and effect as if such payments or proceeds had not been received by the Senior Creditor.

    10. In Writing. No modification or waiver shall be deemed to be made by Senior Creditor of any of its rights hereunder unless the same shall be in writing and then only with respect to the specific instance involved, and shall in no way impair or offset the rights of Senior Creditor or the obligations of Subordinated Creditor in any other respect or at any other time.

    11. Successors: Governing Law; Venue. This Agreement shall be binding upon Subordinated Creditor and Debtor and their respective legal representatives, heirs, successors and assigns and shall inure to the benefit of Senior Creditor and its respective legal representatives, heirs, successors and assigns (including, without limitation, any transferee of any Senior Debt). References herein to the binding effect of this Agreement shall not be deemed to constitute consent

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or acquiescence in the sale, assignment, pledge or other transfer or encumbrance of the Subordinated Debt by Subordinated Creditor. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of Ohio. For the purpose of Senior Creditor seeking any and all such relief, or any other adjudication of the rights of the parties pursuant to this Agreement, Subordinated Creditor hereby consents and submits to the personal jurisdiction of the Court of Common Pleas of Franklin County, Ohio, and the United States District Court for the Southern District of Ohio, Eastern Division. Subordinated Creditor further irrevocably consents to the service of process out of either of the aforementioned courts in any such action or proceeding.

     12. Jury Trial Waiver. THE PARTIES TO THIS AGREEMENT HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
(1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE: AND THE PARTIES HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     13. Notice. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) one day after the same is sent to the address set forth below such party's signature line below if sent by recognized overnight delivery service, (b) upon confirmation of electronic communication if sent by telecopier, or (c) upon delivery to such address if personally delivered.

     14. Subrogation. Subject to the prior payment in full in cash of Senior Debt, to the extent that Senior Creditor has received any payment or distribution which but for this Agreement, would have been applied to the Subordinated Debt, Subordinated Creditor shall be subrogated to the rights of Senior Creditor until the Subordinated Debt shall be paid in full, and, for the purposes of such subrogation, no such payment or distribution shall, as between the Debtor or its other creditors, be deemed to be a payment or distribution on account of the Senior Debt.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same document.



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        16.     Headings.  The headings contained in this Agreement are for ease of reference only, and shall not be construed to modify, alter or affect this Agreement in any way.


        Each of the parties has executed this Agreement as of the date set forth above.

                                        SUBORDINATED CREDITOR:

                                        Michael Polselli
                                        ---------------------------
                                        Michael Polselli
                                        Notice Address:


                                        1250 Maplelawn
                                        ---------------------------
                                        Troy, MI  48084
                                        ---------------------------
                                        Fax: (810) 649-1788
                                        ---------------------------

                                        SENIOR CREDITOR:

                                        THE HUNTINGTON NATIONAL BANK

                                        By:
                                           ------------------------

                                        Its:
                                            -----------------------


                                        Notice Address:
                                        41 South High Street
                                        Columbus, Ohio 43215
                                        Attn:  Don W. Lambacher
                                        Fax:  (614) 480-3698


        Debtor hereby acknowledges notice of the within and foregoing Subordination Agreement and agrees to be bound by all of the terms, provisions and conditions hereof.

                                        DEBTOR:

                                        L D M INDUSTRIES INC.

                                        By:  Richard J. Nash
                                           ------------------------

                                        Its: C.E.O.
                                            -----------------------




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